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                                                                 EXHIBIT 10.6(b)

VASTAR RESOURCES, INC.
___________________________________________________

Supplementary Executive Retirement Plan

As Amended and Restated Effective March 24, 1999
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                            VASTAR RESOURCES, INC.
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN
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                                 TABLE OF CONTENTS
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ARTICLE I

 Section 1.1       Purpose and Intent of Plan...........................................................    1
 Section 1.2       Effective Date of Plan...............................................................    1
 Section 1.3       Definitions..........................................................................    1
 Section 1.4       Costs of Plan........................................................................    4

ARTICLE II         SUPPLEMENTAL BENEFIT DEFERRED SALARY AND ANNUAL INCENTIVE AWARDS

 Section 2.1       Eligibility..........................................................................    5
 Section 2.2       Amount of Benefit....................................................................    5

ARTICLE III

 Section 3.1       Eligibility..........................................................................    8
 Section 3.2       Amount of Benefit....................................................................    8

ARTICLE IV         SPECIAL SUPPLEMENTAL RETIREMENT BENEFITS.............................................   10

ARTICLE V          FORM AND TIMING OF BENEFIT
 Section 5.1       Benefits Payable Under Articles II and III...........................................   11
 Section 5.2       Benefits Payable Under Article IV....................................................   12
 Section 5.3       Benefits Payable After a Change of Control...........................................   12

ARTICLE VI         ADMINISTRATION

 Section 6.1       Rules of Conduct.....................................................................   14
 Section 6.2       Legal, Accounting, Clerical and Other Services.......................................   14
 Section 6.3       Interpretation of Provisions.........................................................   14
 Section 6.4       Records of Administration............................................................   14
 Section 6.5       Denial of Claim......................................................................   14
 Section 6.6       Liability of Committee...............................................................   14
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ARTICLE VII        FACILITY OF PAYENT AND LAPSE OF BENEFITS

 Section 7.1       Provisions for Incapacity............................................................   15
 Section 7.2       Payments of Deposits.................................................................   15

ARTICLE VII        MISCELLANEOUS

 Section 8.1       Unfunded Benefit Plan................................................................   16
 Section 8.2       Grantor Trust........................................................................   16
 Section 8.3       Payments and Benefits Not Assignable.................................................   16
 Section 8.4       No Right of Employment...............................................................   16
 Section 8.5       Adjustments..........................................................................   17
 Section 8.6       Obligation to Company................................................................   17
 Section 8.7       Protective Provisions................................................................   17
 Section 8.8       Gender, Singular and Plural..........................................................   17
 Section 8.9       Law Governing........................................................................   17
 Section 8.10      Validity.............................................................................   17
 Section 8.11      Notice...............................................................................   18
 Section 8.12      Successors and Assigns...............................................................   18
 Section 8.13      Tax Withholding......................................................................   18

ARTICLE IX         AMENDMENT AND TERMINATION

 Section 9.1       Amendment of Plan....................................................................   19
 Section 9.2       Termination..........................................................................   19
 Section 9.3       Effect of Amendment or Termination...................................................   19

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                                   ARTICLE I

                              GENERAL PROVISIONS


1.1  PURPOSE AND INTENT OF PLAN

     (a) This Plan is adopted in conjunction with the Atlantic Richfield Company Supplementary Executive Retirement Plan. Recognizing that an Employee may transfer between Vastar Resources, Inc. and Atlantic Richfield Company during his or her service, each company has agreed to pay a pro rata share of the Employee's benefit as described under Articles II and III of each Plan.

     (b) This Plan is intended to provide supplemental retirement allowances in accordance with the provisions of the Plan contained herein, to those Employees who:

          (1) Have received an award under the Vastar Resources, Inc. Annual Incentive Plan or the Atlantic Richfield Company Annual Incentive Plan.

          (2) Have deferred a portion of their Salary under the Vastar Resources, Inc. Executive Deferral Plan or the Atlantic Richfield Company Executive Deferral Plan.

          (3) Have had the amount of their retirement benefit reduced due to federal legal requirements, under a tax-qualified, defined benefit retirement plan maintained by Vastar Resources, Inc. or Atlantic Richfield Company, or

          (4) Have been granted a Special Supplemental Retirement Benefit in accordance with the provisions of this Plan.

1.2  EFFECTIVE DATE OF PLAN

          The Plan was originally adopted effective June 26, 1994. This Plan as amended and restated shall be effective as of March 24, 1999.

1.3  DEFINITIONS

     (a) "Actuarial Equivalent" means, in comparing benefits payable in different forms or at different times or in different circumstances, a value under one such set of circumstances which is the same as the value under a different set of circumstances. Such value shall be computed and determined with reference to

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     mortality assumptions, interest rates and other actuarial factors and assumptions then in effect under the Retirement Plan for the purpose of calculating the actuarial equivalent under that Plan.

     (b) "Administrator" means (1) prior to the earlier to occur of a Change of Control or an Anticipatory Change of Control, Vastar Resources, Inc. or the Administrative Committee, and (2) on and after the earlier to occur of a Change of Control or an Anticipatory Change of Control, the Special Plan Administrator, which shall also assume all powers and duties of the Administrator under the Plan. Upon a written determination by the Chief Financial Officer and the General Counsel of the Company, approved by either the Board of Directors of the Company (the "Board"), the Outside Directors or the Executive Committee of the Board, that an Anticipatory Change of Control has ended without concluding in a Change of Control (an "Anticipatory Change Termination"), Vastar Resources, Inc. or the Administrative Committee will again become the Administrator. For purposes of this definition a Change of Control shall not include an ARCO Acquisition.

     (c) "Administrative Committee" means the Retirement Plan Committee of the Vastar Retirement Plan or such other committee as shall be appointed by the Vice President, Human Resources of the Company.

     (d) "Anticipatory Change of Control" shall be ascribed the meaning set forth for such term in Annex A attached hereto.

     (e) "ARCO" means Atlantic Richfield Company.

     (f) "ARCO Acquisition" shall mean a change of control as defined in paragraph (3) of the definition of Change of Control on Annex A attached hereto.

     (g) "ARCO Takeover" shall mean a change of control as defined in paragraph
     (5) of the definition of Change of Control on Annex A attached hereto.

     (h) "Awards" means an award made under the Vastar Resources, Inc. Annual Incentive Plan or the Atlantic Richfield Company Annual Incentive Plan, whether paid in cash or deferred.

     (i) "Base Pay" means "Annual Base Pay" as defined in the Retirement Plan.

     (j) "Basic Allowance" means an annuity payable for the life of the Participant, with a guarantee that an amount equal to 60 monthly payments will be paid to the Participant and his or her Beneficiary.

     (k) "Beneficiary" means a person who is entitled to receive a Survivor Benefit in the event of the Participant's death. The Beneficiary under Articles II and III of this Plan shall be the same person.

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     (l) "Change of Control" shall be ascribed the meaning set forth for such term as Annex A attached hereto.

     (m) "Code" means the Internal Revenue Code of 1986, as amended.

     (n) "Company" means Vastar Resources, Inc. and any of its subsidiaries.

     (o) "Deferred Compensation" means any amount of Salary which a Participant elects to defer pursuant to the provisions of the Vastar Resources, Inc. Executive Deferral Plan or the Atlantic Richfield Company Executive Deferral Plan.

     (p) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     (q) "Employee" means any person who is or was regularly employed by the Company.

     (r) "Fifty Percent Joint and Survivor Annuity" means an annuity providing payments for the life of a Participant, with a survivor annuity for the life of his or her Beneficiary under which each payment to the Beneficiary is 50 percent of the amount payable during the life of the Participant. Each payment during the life of the Participant shall be a percentage of the amount otherwise payable to the Participant in the form of a Basic Allowance, so that the Fifty Percent Joint and Survivor Annuity is the Actuarial Equivalent of the Basic Allowance otherwise payable to the Participant.

     (s) "Financial Hardship" means a condition of financial difficulty, determined by the Administrator, upon advice of counsel, to be sufficient to justify a change of election of the form of benefit under Article V without causing, in the judgment of counsel, the receipt of taxable income by any other Participant in the Plan in advance of the payment to him or her of Plan benefits.

     (t) "Lump Sum" means a single payment of the benefit which is the Actuarial Equivalent of (1) the Basic Allowance, or (2) remaining installments under a form of annuity in pay status, as applicable.

     (u) The term "Outside Director" shall be ascribed the meaning set forth for such term on Annex A attached hereto.

     (v) "Participant" means a person who is or was an Employee and who (1) received an Award during the computation period which would be used in computing the Employee's Average Final Base Pay under the Retirement Plans if the Award were recognized as a part of Base Pay under the Retirement Plans, (2) deferred a portion of his or her Salary during the computation period which

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     would be used in calculating the Employee's Average Final Base Pay under the Retirement Plans if the Deferred Compensation were recognized as a part of Base Pay under the Retirement Plans, (3) has had his or her benefit under the Retirement Plans reduced due to required limitations under the Code or ERISA and/or (4) is granted a Special Supplemental Retirement Benefit pursuant to this Plan.

     (w) "Plan" means this Vastar Resources, Inc. Supplementary Executive Retirement Plan.

     (x) "Pre-Retirement Annuity" means the annuity paid under the Retirement Plans to a survivor, which is attributable to Company contributions and which is payable on account of the Participant's death prior to commencing a retirement allowance and following attainment of entitlement to a retirement allowance derived from Company contributions.

     (y) "Retirement Plans" means the Vastar Retirement Plan and any defined benefit, tax-qualified retirement plan, as defined in (S)3(35) of the ERISA and (S)401(a) of the Code, maintained by ARCO.

     (z) "Salary" means the Employee's regular base salary, excluding any Award, and any other special or additional compensatory payments made by the Company or ARCO.

     (aa) "Secondary Change of Control" shall mean a sale by ARCO (directly or indirectly) within one year after an ARCO Acquisition of 85% or more of the assets held by Vastar immediately prior to the ARCO Acquisition.

     (bb) "Special Plan Administrator" shall be ascribed the meaning set forth for such term on Annex A attached hereto.

     (cc) "Special Supplemental Retirement Benefit" means a supplementary retirement benefit approved for payment under Article IV of this Plan to an Employee by the Compensation Committee of the Board of Directors of Vastar Resources, Inc.

     (dd) "Survivor Benefit" means the benefit payable upon the death of the Participant under Section 2.2(c) or 3.2(c).

     (ee) "Vastar Retirement Plan" means the Vastar Resources, Inc. Retirement Plan, and any other defined benefit tax-qualified retirement plan, as defined in (S)3(35) of ERISA and (S)401(a) of the Code, maintained by the Company.

1.4  COSTS OF PLAN

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          All costs of this Plan, including the administration thereof, shall be borne by the Company and no Employee contributions shall be required or permitted.

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                                  ARTICLE II

                             SUPPLEMENTAL BENEFIT
                  DEFERRED SALARY AND ANNUAL INCENTIVE AWARD


2.1  ELIGIBILITY

     (a) The following Participants shall automatically be eligible for benefits provided by this Article without the necessity for filing an application for such benefits:

          (1) A Participant retiring with an allowance from the Retirement Plans which commences immediately (or which could have commenced immediately) upon separation from employment, and

          (2) A Participant terminating employment with a right to an allowance from the Retirement Plans commencing on a later date.

     (b) Any person who is designated by the Participant as a Beneficiary will be eligible to receive the survivor benefit under Section 2.2(c). Benefits under this Article will automatically be paid to such person without the necessity for filing an application. In the case of the Participant's death prior to commencement of the benefit without his or her having designated a Beneficiary, the Beneficiary shall be the participant's spouse if the Participant was married at the time of death and the Participant's estate if the Participant was single at the time of death.

2.2  AMOUNT OF BENEFIT

     (a) GENERAL. The amount of the benefit payable under this Article is a portion of the sum of separate, identical benefits prescribed under provisions of this Article, and the corresponding provisions of the Atlantic Richfield Company Supplementary Executive Retirement Plan, the determination of which entails the general calculation of an aggregate benefit payable from the Plans, followed by the allocation of a specific benefit to this Plan, as described hereafter, which benefit is payable by this Plan.

     (b) PARTICIPANT BENEFIT

         (1) GENERAL CALCULATION. The amount of a Participant's monthly benefit under this Article will be a percentage, as described in the next paragraph of this Subsection, of the difference, if any, between (i) the amount of monthly allowance the Participant would have received under

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          the Retirement Plans at retirement, under the Basic Allowance, if the
          Base Pay used in calculating the monthly allowance under the Retirement Plans had included each Award made to the Participant in each applicable period and the Participant's Deferred Compensation in each applicable period, and (ii) the amount of monthly allowance the Participant is entitled to receive at retirement from the Retirement Plans, under the Basic Allowance under the Retirement Plans.

          (2) SPECIFIC BENEFIT. The percentage of the difference in the monthly benefit calculated under Section 2.2(b)(1) of this Article II (which shall be the actual retirement benefit payable under this Article) shall be the percentage equivalent to a fraction of which the numerator is the normal monthly retirement allowance to which the Participant is entitled under the Vastar Retirement Plan and the denominator of which is the normal monthly retirement allowance to which the Participant is entitled under the Retirement Plans.

     (c)  SURVIVOR BENEFIT

          (1)  DEATH OF PARTICIPANT PRIOR TO COMMENCEMENT OF BENEFIT.

               (i) General Calculation. If a Participant who is entitled to receive a benefit under this Article dies prior to commencing receipt of the benefit, then the Participant's Beneficiary will be paid a monthly survivor benefit under this Article equal to a percentage, as described in the next paragraph of this Subsection, of the difference, if any, between (A) the monthly Pre-Retirement Annuity that would have been payable to the Participant's Beneficiary under the Retirement Plans if the Base Pay used in computing benefits under the Retirement Plans included each Award made to the Participant in each applicable period and the Participant's Deferred Compensation in each applicable period and (B) the monthly Pre-Retirement Annuity payable to the Participant's Beneficiary under the Retirement Plans.

               (ii) Specific Survivor Benefit. The percentage of the difference in the monthly benefit calculation under Section 2.2(c)(1)(i) (which shall be the actual survivor benefit payable under this Article) shall be the percentage equivalent to a fraction of which the numerator is the normal monthly retirement allowance to which the Participant would have been entitled under the Vastar Retirement Plan and the denominator of which is the normal monthly retirement allowance to which the Participant would have been entitled to under the Retirement Plans.

          (2) DEATH OF PARTICIPANT AFTER COMMENCEMENT OF BENEFIT. If a Participant dies after commencing receipt of the benefit, then the Participant's Beneficiary will be paid a monthly survivor benefit, if applicable, pursuant to the Participant's form of allowance elected under the Retirement Plans and Article V of this Plan.

     (d)  MAXIMUM LIMITATION ON BENEFITS

          (1) The benefit calculation under Section 2.2(b)(1) or 2.2(c)(1)(i) of this article, as the case may be, shall not cause the annual benefit under the form of allowance elected under the Retirement Plans and
          Article III of this Plan, when added to the annual benefit payable under this article, and Article II of the Atlantic Richfield Company Supplementary Executive Retirement Plan, to exceed 65 percent of the greater of (i) the sum of the Participant's annual Salary as of his or her termination of employment plus his or her most recent Award, or
          (ii) the average, during the Participant's prior ten years of employment, of the Participant's highest three consecutive years of Salary (whether or not deferred) and Award in each such year.

          (2) Annuities resulting from voluntary employee contributions to the Retirement Plans and increased benefits resulting from election of a Level Income Option under the Retirement Plans shall not be considered in applying the foregoing limitations.

     (e) COMPUTATION PROCEDURE. For purposes of computing the amount of monthly benefit payable under Sections 2.2(b) and 2.2(c) of this Article, it shall be assumed that an Award has been made with respect to the calendar year in which a Participant's termination or death occurs equal in amount to a pro rata share of the Award, if any, made to such Participant with respect to the calendar year immediately preceding such year, or if no such Award has been made, then equal in amount to a pro rata share of the most recent Award made to such Participant (the "Pro Rata Calculation"). If, following termination or death and after commencement of benefits under this Article, the Participant (or the Participant's estate or beneficiary) receives an Award with respect to the year of termination or death, the benefit under this Article shall be recalculated to take into account such Award, provided however, that such recalculation shall not result in a reduction of the benefit that has commenced under this Article. If, following termination or death and after commencement of benefits under this Article, the Participant (or the Participant's estate or beneficiary) receives an Award with respect to the year immediately preceding the year of termination or death, the benefit payable under this Article (including the Pro Rata Calculation, if applicable) shall be recalculated to take into account such Award provided however, that such recalculation shall not result in a reduction of the benefit that has commenced under this Article.


                                                                               9
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     (f) SEPARATION FROM EMPLOYMENT. Unless a Participant at the time of separation from Company employment is eligible for an immediate or deferred retirement allowance from the Retirement Plans or unless a survivor benefit is payable under Section 2.2(c) of this Article upon the death of the Participant, rights of the Participant, and any person claiming under or by right of the Participant, to any benefits under this Article shall cease upon the Participant's separation from the employment of the Company.

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                                  ARTICLE III

                             SUPPLEMENTAL BENEFIT
              LEGALLY REQUIRED LIMITATIONS UNDER QUALIFIED PLANS


3.1  ELIGIBILITY

     (a) The following Participants shall automatically be eligible for benefits provided by this Article without the necessity for filing an application for such benefits:

          (1) A Participant retiring on an allowance from the Retirement Plans which commences immediately (or which could have commenced immediately) upon separation from employment, and

          (2) A Participant terminating employment with a right to an allowance from the Retirement Plans commencing on a later date.

     (b) Any person who is designated by the Participant as a Beneficiary will be eligible to receive the survivor benefit under Section 3.2(c). Benefits under this Article will automatically be paid to such person without the necessity for filing an application. In the case of the Participant's death prior to commencement of the benefit without his or her having designated a Beneficiary, the Beneficiary shall be the Participant's spouse if the Participant was married at the time of death, and the Participant's estate if the Participant was single at the time of death.

3.2  AMOUNT OF BENEFIT

     (a) GENERAL. The amount of the benefit payable under this Article is a portion of the sum of separate, identical benefits prescribed under provisions of this Article, and the corresponding provisions of the Atlantic Richfield Company Supplementary Executive Retirement Plan, the determination of which entails the general calculation of an aggregate benefit payable from the Plans, followed by the allocation of a specific benefit to this Plan, as described hereafter, which benefit is payable by this Plan.

     (b) PARTICIPANT BENEFIT

         (1) GENERAL CALCULATION. The amount of a Participant's monthly benefit under this Article will be a percentage, as described in the next paragraph of this Subsection, of the difference, if any, between (i) the amount of monthly allowance the Participant would have received under the Retirement Plans at retirement, under the Basic Allowance, if the calculation of the benefit were not subject to limitations or reductions required under the Code or ERISA, and (ii) the amount of monthly allowance the Participant is entitled to receive at retirement from the Retirement Plans, under the Basic Allowance under the Retirement Plans.

          (2) SPECIFIC BENEFIT. The percentage of the difference in the monthly benefit calculated under Section 3.2(b)(1) (which shall be the actual retirement benefit payable under this Article) shall be the percentage equivalent to a fraction of which the numerator is the number of years of service credited to the Participant for benefit accrual purposes under the Vastar Retirement Plan and the denominator of which is the total number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plans.

     (c)  SURVIVOR BENEFIT

          (1) DEATH OF PARTICIPANT PRIOR TO COMMENCEMENT OF BENEFIT.

               (i) General Calculation. If a Participant who is entitled to receive a benefit under this Article dies prior to commencing receipt of the benefit, then the Participant's Beneficiary will be paid a monthly survivor benefit under this Article equal to a percentage, as described in the next paragraph of this Subsection, of the difference, if any, between (A) the monthly Pre-Retirement Annuity that would have been payable to the Participant's Beneficiary under the Retirement Plans if the calculation of the Pre-Retirement Annuity were not subject to limitations or reductions required under the Code or ERISA, and
               (B) the monthly Pre-Retirement Annuity payable to the Participant's Beneficiary under the Retirement Plans.

               (ii) Specific Survivor Benefit. The percentage of the difference in the monthly benefit calculation under Section 3.2(c)(1)(i) (which shall be the actual survivor benefit payable under this Article) shall be the percentage equivalent to a fraction of which the numerator is the number of years of service credited to the Participant for benefit accrual purposes under the Vastar Retirement Plan and the denominator of which is the total number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plans.

          (2) DEATH OF PARTICIPANT AFTER COMMENCEMENT OF BENEFIT. If a Participant dies after commencing receipt of the benefit, then the Participant's Beneficiary will be paid a monthly survivor benefit, if applicable, pursuant to the Participant's form of allowance elected under the Retirement Plans and Article V of this Plan.

                                 ARTICLE IV

                    SPECIAL SUPPLEMENTAL RETIREMENT BENEFITS

At its sole discretion the Compensation Committee of the Board of Directors of Vastar Resources, Inc. may award a Special Supplemental Retirement Benefit to any Employee in such amount, or to be computed on such basis, as it may determine. Such awards may be granted for any reason deemed appropriate by the Compensation Committee, including without limitation, recognition of all or any part of the Employee's years of service with an organization or entity acquired by, or merged into, Vastar Resources, Inc., any of its subsidiaries or affiliates, or by any predecessor company of Vastar Resources, Inc. or any of its subsidiaries or affiliates. In no event shall a Special Supplemental Retirement Benefit be granted under the Plan to or on account of any Employee who is not a member of a select group of management or other highly compensated employees as defined from time to time by the Compensation Committee. A certified copy of the resolutions granting a Special Supplemental Retirement Benefit shall be furnished to the Administrator prior to the date any payment on account thereof is to be made under the Plan.

                                   ARTICLE V

                          FORM AND TIMING OF BENEFIT


5.1  BENEFITS PAYABLE UNDER ARTICLES II AND III

     (a) OPTIONAL FORMS OF BENEFIT. The Participant may elect to receive payment of his or her benefit under Articles II and III in any form available for payment of the normal retirement benefit under the Vastar Retirement Plan, provided that (1) the same form of payment must be elected under Articles II and III, and (2) if the Participant elects a form of annuity under Articles II and III and under the Retirement Plans, then he must elect the same form of annuity under this Plan and the Retirement Plans. Participant benefits payable under Articles II and III shall commence at the same time as the benefits of the Participant under the Retirement Plans commence.

     (b)  ELECTIONS

          (1) The Participant shall elect the form of payment of his or her benefit to be received under Articles II and III of this Plan within the time frame, and on the election form, prescribed by the Administrator and communicated to the Participant in advance of the date the Participant is eligible to commence benefit payments.

          (2) If the Participant fails to elect the form of benefit payment within the time frame designated by the Administrator, then upon retirement the Participant will receive (i) if the Participant is married at the time of retirement, an annuity payment in the form of a Fifty Percent Joint and Survivor Annuity, with the surviving spouse as the Beneficiary or (ii) if the Participant is single at the time of retirement, an annuity in the form of the Basic Allowance.

          (3) If the Participant makes an election of the form of payment of his or her benefit within the time frame designated by the Administrator and subsequently wishes to change this election prior to commencement of the benefit or, in the case of an annuity form of payment under which payments have commenced, to receive the remaining monthly payments in a Lump Sum which is the Actuarial Equivalent of the remaining annuity installments, then he may request, by application to the Administrator, to change the form of payment previously elected,
          (i) without any reduction in, or imposition of any penalty on, the Participant's Account, provided that the Administrator determines that the Participant has experienced a Financial Hardship justifying the request for a change of election, or (ii) the Administrator, in its sole discretion, determines that it is appropriate to grant the Participant's request based on the interests of the Company or the grantor trust established under Section 8.2.

          (4) The Participant may elect the form of payment of the Survivor Benefit that will apply in the event of the Participant's death prior to commencement of his or her benefit, which shall be one of the optional forms available under the Vastar Retirement Plan, or an immediate Lump Sum payment on the death of the Participant. If the Participant fails to make the election, payment to the Beneficiary will be an annuity payable in the form prescribed by the Vastar Retirement Plan. However, the Beneficiary may request the Administrator to change the Participant's prior election provided that the Administrator makes a finding described under either Section 5.1(b)(3)(i) or (ii). Benefits paid in one of the optional forms of payment available under the Vastar Retirement Plan to the Beneficiary shall commence on the earliest date the Participant would have become eligible to begin receiving a retirement allowance; provided, however, that the Beneficiary may elect to receive a Lump Sum, subject to the requirements described in Section 5.1(b)(3)(i) or (ii).

5.2  BENEFITS PAYABLE UNDER ARTICLE IV

          The form of payment of any benefit under Article IV, including any survivor benefit provisions, and the time for commencement of payment, shall be as determined by the Compensation Committee of the Board of Directors of Vastar Resources, Inc. and prescribed in the Committee's resolutions granting such benefit.

5.3  BENEFITS PAYABLE AFTER A CHANGE OF CONTROL

     (a) GENERAL. Notwithstanding anything to the contrary in any other Section of this Plan, effective immediately upon a Change of Control, other than an ARCO Acquisition or an ARCO Takeover, the Administrator shall cause an amount equal to the Lump Sum payment for each Participant to be transferred from the Plan to the Vastar Resources, Inc. Executive Deferral Plan and credited to the Participant's account in the Executive Deferral Plan, provided, however, that if a Participant does not have an account in the Executive Deferral Plan, the Lump Sum payment applicable to such Participant's benefit under this Plan shall be immediately paid to the Participant in complete satisfaction of the Participant's rights hereunder. Thereafter, the benefits payable under this Plan shall be governed by the terms of the Executive Deferral Plan. However, with respect to (i) the remaining annuity payments to be received by any Participant or Beneficiary pursuant to this Plan whose annuity payments have commenced as of the date of the Change of Control and (ii) the benefit payable to any Participant who terminated his or her employment prior to a Change of Control (or a Beneficiary who became entitled to a benefit under this Plan as a result of a death of a Participant occurring prior to a Change of Control) which has not commenced as of the date of a Change of Control, the benefits payable to such persons shall continue as provided for in this Plan.

     (b) ARCO TAKEOVER. The Chief Financial Officer and the General Counsel of the Company may elect, by means of a written determination made in their sole discretion either prior to but not longer than 15 days after an ARCO Takeover to apply the provisions of Section 5.3(a) and Article IX as if a Change of Control (other than an ARCO Acquisition or an ARCO Takeover) had occurred on the date of such determination. In the absence of such a determination, the benefits payable to Participants shall continue as provided for in this Plan, as amended from time to time pursuant to
     Article IX.

     (c) ARCO ACQUISITION. In the event of an ARCO Acquisition the benefits payable to Participants shall continue as provided for in this Plan, as amended from time to time pursuant to Article IX; provided, however, that in the event a Secondary Change of Control occurs, the provisions of
     Section 5.3(a) and Article IX shall apply as if the Secondary Change of Control were a Change of Control.

                                  ARTICLE VI

                                ADMINISTRATION

6.1  RULES OF CONDUCT

          The Administrator shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable, provided they do not conflict with the provisions of this Plan.

6.2  LEGAL, ACCOUNTING, CLERICAL AND OTHER SERVICES

          The Administrator may authorize one or more of its members (if applicable) or any agent to act on its behalf and may contract for legal, accounting, clerical and other services to carry out this Plan. All expenses of the Administrator shall be paid by the Company or by the trustee of the grantor trust described in Section 8.2 (the "Trustee").

6.3  INTERPRETATION OF PROVISIONS

          The Administrator shall have the right to interpret the provisions of this Plan and to decide questions arising in its administration. The decisions and interpretations of the Administrator shall be final and binding on the Company, the Participants, the Trustee and all other persons.

6.4  RECORDS OF ADMINISTRATION

          The Administrator shall keep records reflecting the administration of this Plan which shall be subject to audit by the Company and the Trustee.

6.5  DENIAL OF CLAIM

          The Administrator shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under this Plan has been denied, setting forth the specific reasons for such denial. The Participant or Beneficiary will be given an opportunity for a full and fair review by the Administrator of the decision denying the claim. The Participant or Beneficiary shall be given 60 days from the date of the notice denying any such claim within which to request such review.

6.6  LIABILITY OF COMMITTEE

          No member of the Administrator shall be liable for any action taken in good faith or for exercise of any power given the Administrator, or for the actions of other members, if any, of said Administrator.

                                  ARTICLE VII

                   FACILITY OF PAYMENT AND LAPSE OF BENEFITS

7.1  PROVISIONS FOR INCAPACITY

          If the Administrator deems any person entitled to receive any payment under the provisions of this Plan incapable of receiving or disbursing the same by reason of minority, illness or infirmity, mental incompetency, or incapacity of any kind, the Administrator may, in its sole discretion, take any one or more of the following actions:

          (1) it may apply such payment directly for the comfort, support and maintenance of such person;

          (2) it may reimburse any person for any such support theretofore supplied to the person entitled to receive any such payment;

          (3) or it may pay such payment to any other person selected by the Administrator to disburse such payment for the comfort, support and maintenance of the person entitled thereto, including, without limitation, to any relative who has undertaken, wholly or partially, the expense of such person's comfort, care and maintenance, or any institution in whose care or custody the person entitled to the payment may be. The Administrator may, in its sole discretion, deposit any payment due to a minor to the minor's credit in any savings or commercial bank of the Administrator's choice.

7.2  PAYMENTS OF DEPOSITS

          Payments or deposits made pursuant to any provisions of this Article shall be a complete discharge, to the extent thereof, of all liability under the provisions of this Plan, or otherwise, of the Administrator, the Company and this Supplementary Executive Retirement Plan, and the receipt by the person or persons receiving any such payment, distribution or deposit shall be a complete acquittance therefore, and there shall be no liability to see to the application of any payments, distributions or deposits so made.

                                 ARTICLE VIII

                                 MISCELLANEOUS

8.1  UNFUNDED BENEFIT PLAN

       (a) Benefits under Articles II and IV of this Supplementary Executive Retirement Plan are intended to constitute a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation in the form of additional retirement benefits to a select group of management or highly compensated employees as defined in (S)201(a)(2), (S)301(a)(3) and (S)401(a)(1) of ERISA.

       (b) Benefits under Article III of this Plan are intended to constitute an unfunded "Excess Benefit Plan" within the meaning of (S)3(36) of ERISA.

8.2  GRANTOR TRUST

          Although the Company is responsible for the payment of all benefits under the Plan, the Company may, in its discretion, contribute funds to a grantor trust for the purpose, as it deems appropriate, of paying benefits under this Plan. Such trust may be irrevocable, but assets of trust shall be subject to the claims of creditors of Vastar Resources, Inc. or its successors to the extent provided in the terms governing such trust. Upon the earlier to occur of a Change of Control or an Anticipatory Change of Control, the Company shall be required to make certain contributions to a grantor trust pursuant to the terms of that certain trust agreement between the Company or its successors and Wachovia Bank, N.A., as trustee, dated as of March 10, 1999, or any successor trust agreement including any amendments or supplements thereto or if such trust agreement has not been executed such grantor trust of the Company designated by the Senior Vice President and Chief Financial Officer and the General Counsel of the Company. To the extent any benefits provided under the Plan are actually paid from the trust, the Company shall have no further obligation with respect thereto but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Company. The Participants shall have the status of unsecured creditors insofar as their legal claim for benefits under the Plan and the Participants shall have no security interest in any assets of the grantor trust.

8.3  PAYMENTS AND BENEFITS NOT ASSIGNABLE

          Payments to and benefits under this Plan are not assignable, transferable or subject to alienation since they are primarily for the support and maintenance of the Participants and their joint annuitants or Beneficiaries after retirement. Similarly, subject to Section 8.2, such payments shall not be subject to attachments by creditors of, or through legal process against, the Company, the Administrator or any Participant.

8.4  NO RIGHT OF EMPLOYMENT

          The provisions of this Plan shall not give a Participant the right to be retained in the service of the Company nor shall this Plan or any action taken under the Plan be construed as a contract of employment.

8.5  ADJUSTMENTS

          At the request of the Company, the Administrator may, with respect to a Participant, adjust such Participant's benefit under this Plan or make such other adjustments with respect to such Participant as are required to correct administrative errors or provide uniform treatment of Participants in a manner consistent with the intent and purpose of this Plan.

8.6  OBLIGATION TO COMPANY

          If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Company, or any benefit plan maintained by the Company, then, prior to the earlier to occur of a Change of Control or an Anticipatory Change of Control, the Company may offset such amount owed to it or such benefit plan against the amount of benefits otherwise distributable. Such determination shall be made by the Administrator.

8.7  PROTECTIVE PROVISIONS

     (a) Each Participant shall reasonably cooperate with the Administrator by furnishing information and taking such other actions as may be requested by the Company in order to facilitate the payment of benefits hereunder.

     (b) The Administrator may withhold payment under the Plan until a Participant provides reasonable cooperation with information or other requests of the Administrator. Prior to the earlier to occur of an Anticipatory Change of Control or a Change of Control, in the Company's sole discretion, benefits may be payable in an amount reduced to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of any action, misstatement or nondisclosure by the Participant.

8.8  GENDER, SINGULAR AND PLURAL

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

8.9  LAW GOVERNING

          This Plan shall be construed, regulated and administered under the laws of the State of Delaware.

8.10  VALIDITY

          In the event any provision of this Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

8.11  NOTICE

          Any notice or filing required or permitted to be given to the Administrator under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Administrator, directed to the attention of the Manager, Vastar Benefit Plans Compliance. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

8.12  SUCCESSORS AND ASSIGNS

          This Plan shall be binding upon the Company and its successors and assigns.

8.13  TAX WITHHOLDING

          The Company shall have the right to withhold from Salary (or otherwise to cause the Participant or the executor or administrator of his or her estate, or his or her Beneficiary to make payment to the Company of) any federal, state, local or foreign taxes required to be withheld with respect to any payments made pursuant to this Plan. The Administrator shall withhold from Plan distributions such amount as shall be necessary to satisfy applicable federal, state and local tax withholding requirements with respect to such distributions.

                                  ARTICLE IX.

                           AMENDMENT AND TERMINATION

Section 9.1  AMENDMENT OF PLAN

          Prior to the earlier to occur of an Anticipatory Change of Control or a Change of Control, and subject to Section 9.3 hereof, this Plan may be amended from time to time by the Board of Directors of Vastar or its designee. Notwithstanding the above, after the earlier to occur of an Anticipatory Change Termination (as defined in Section 1.3(b)) or the expiration of the Transition Window, this Plan may again be amended, subject to Section 9.3, from time to time by the Board of Directors of Vastar or its designee.

Section 9.2  TERMINATION

          Vastar intends to continue this Plan indefinitely, but reserves the right, subject to section 9.3, to terminate it at any time prior to an Anticipatory Change of Control or a Change of Control by action of its Board of Directors or its designee. Notwithstanding the above, after the earlier to occur of an Anticipatory Change Termination (as defined in Section 1.3(b)) or the expiration of the Transition Window, this Plan may again be amended, subject to
Section 9.3, from time to time by the Board of Directors of Vastar or its designee.

Section 9.3  EFFECT OF AMENDMENT OR TERMINATION

          No amendment or termination of this Plan may adversely affect the benefit payable or rights afforded to any Participant as of the effective date of the amendment or termination, or any Beneficiary who, as of such date, was then eligible to receive a benefit under this Plan.

Section 9.4  SPECIAL AMENDMENTS APPROVED BY PARTICIPANTS

          Notwithstanding anything to the contrary in this Article IX, after the earlier to occur of an Anticipatory Change of Control or a Change of Control, this Plan may be amended, subject to Section 9.3, by a vote of 80% or more of the votes cast by the Participants with regard to such amendment. Each Participant shall be entitled to a number of votes equal to the number of dollars credited to his or her Account as of the last day of the month immediately preceding the vote. In the event any material amendment is approved as provided above, the Participants who vote against the amendment shall be given an option to receive a lump sum distribution of their Account as soon as practicable after the effective date of the amendment.

Executed as of the 24th day of March, 1999.


ATTEST                        VASTAR RESOURCES, INC.



By /s/ Jonathan D. Edelfelt   By /s/ Jeffrey M. Bender
  -------------------------     -------------------------------
  Jonathan D. Edelfelt          Jeffrey M. Bender
  Associate Secretary           Vice President, Human Resources